Reinsurance and Retrocessional Reinsurance	3 Months Ended
Mar. 31, 2024
Insurance [Abstract]
Reinsurance and Retrocessional Reinsurance
10.          Reinsurance and Retrocessional Reinsurance
The Group is exposed to the credit risk of the reinsurers, including the risk that one of its reinsurers becomes insolvent or otherwise unable or unwilling to pay policyholder claims. This credit risk is generally mitigated by either selecting well capitalized, highly rated authorized capacity providers or requiring that the capacity provider post substantial collateral to secure the reinsured risks, which, in some instances, exceeds the related reinsurance recoverable. Allowances are established for amounts deemed uncollectible.
The Group evaluates the financial condition of its reinsurers on a regular basis and monitors concentrations of credit risk with reinsurers. At March 31, 2024, the reinsurance balance recoverable on reserves for losses and loss adjustment expenses was $1,135.2 million (December 31, 2023: $1,108.6 million) and the reinsurance balance recoverable on paid losses was $193.0 million (December 31, 2023: $182.7 million). In evaluating the allowance for expected credit losses, the Group assesses the probability of default and loss given default for each reinsurer. This uses counterparty ratings from a major rating agency and an assessment of the current market conditions for the likelihood of default. Although the Group has not experienced any credit losses to date, an inability of its reinsurers or retrocessionaires to meet their obligations to it over the relevant exposure periods for any reason could have a material adverse effect on its financial condition and results of operations.
The allowance for expected credit losses of the Group's reinsurance recoverables due from third parties on paid and unpaid claims was $nil and $1.3 million at March 31, 2024 (December 31, 2023: $nil and $1.3 million).